                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                           RAG SHOPS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD THURSDAY, JANUARY 22, 1998

To the Stockholders of
RAG SHOPS, INC.:

    Notice is hereby given that the 1998 Annual Meeting of Stockholders of Rag Shops, Inc., a Delaware corporation (the "Company"), will be held at 9:30 a.m. (Eastern Daylight Time) on Thursday, January 22, 1998, at the Regency House Hotel, 140 Highway 23 North, Pompton Plains, New Jersey, to consider and vote upon:

        1. Election of two directors for a three-year term.

        2. Ratification of the selection by the Board of Directors of Deloitte & Touche, LLP as independent public accountants for the Company's 1998 fiscal year.

        3. Any other business that may properly come before the meeting.

    The Board of Directors has fixed the close of business on December 15, 1997, as the record date for the determination of stockholders entitled to receive notice of and to vote at said meeting. Stock transfer books will not be closed.

    To assure representation of your shares, YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

    If your shares are held of record by a broker, bank, or other nominee and you wish to vote your shares at the meeting, you must obtain and bring to the meeting a letter from the broker, bank, or other nominee confirming your beneficial ownership of the shares.

                                          By Order of the Board of Directors
                                          Doris Berenzweig
                                          SECRETARY

Hawthorne, New Jersey
December 19, 1997

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS

    The proxy accompanying this Proxy Statement is solicited by the Board of Directors of Rag Shops, Inc. (the "Company"). All proxies in the accompanying form, which are properly executed and duly returned, will be voted at the Annual Meeting of Stockholders to be held on Thursday, January 22, 1998, at 9:30 a.m, at the Regency House Hotel, 140 Highway 23 North, Pompton Plains, New Jersey, for the purposes set forth in the accompanying Notice of Annual Meeting.

    This proxy statement and the enclosed form of proxy are being mailed to stockholders on or about December 19, 1997.

                       VOTING AND SOLICITATION OF PROXIES

    Only holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on December 15, 1997, will be entitled to notice of and to vote at the meeting. On that date there were issued and outstanding 4,514,400 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters to come before the meeting.

    The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, officers, directors and regular employees of the Company may solicit proxies personally or by telephone, telegraph or facsimile transmission. The Company also intends to request that brokerage houses, banks, custodians, nominees, and fiduciaries forward soliciting material to the beneficial owners of Common Stock held of record by such persons, and will reimburse such persons for their reasonable expenses in forwarding such material.

    The holders of a majority of the total shares of Common Stock issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. The affirmative vote of a majority of the total shares of Common Stock represented in person or by proxy at the meeting is required for the election of directors and the ratification of the appointment of independent public accountants. Since only affirmative votes are counted as votes in favor of these matters, abstentions and broker non-votes have the same effect as votes against these matters. Proxies and ballots will be tabulated by the inspectors of election.

    It is important that proxies be returned promptly. Therefore, whether or not you plan to attend in person, you are urged to execute and return your proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. The proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking such proxy or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

                              BENEFICIAL OWNERSHIP

    The following table sets forth information, as of December 1, 1997, as to the beneficial ownership of Common Stock (including shares which may be acquired within sixty days pursuant to stock options) of each director of the Company and each executive officer of the Company listed in the Summary Compensation Table below, all directors and executive officers as a group and persons known by the Company to beneficially own 5% of the Common Stock. Except as set forth below, no person beneficially owns 5% or more of the Common Stock. Unless otherwise indicated, the address of each person below is care of the Company, 111 Wagaraw Road, Hawthorne, New Jersey 07506-2711.

                                                                                        SHARES OF
                                                                                      COMMON STOCK
                                                                                      BENEFICIALLY     PERCENTAGE
NAME OF OWNER                                                                             OWNED         OF CLASS
----------------------------------------------------------------------------------  -----------------  -----------
Stanley Berenzweig................................................................         955,364(1)       21.2%
Doris Berenzweig..................................................................       1,016,136(1)       22.5%
Dimensional Fund Advisors, Inc....................................................         308,400(2)        6.8%
  1299 Ocean Avenue
  11th Floor
  Santa Monica, CA 90101
Evan Berenzweig...................................................................         238,500(3)        5.3%
Judith Lombardo...................................................................         187,500(3)        4.1%
Steven Barnett....................................................................         187,500(3)        4.1%
Fred J. Damiano...................................................................           1,000          *
Alan C. Mintz.....................................................................          17,000(3)       *
Leonard Settanni..................................................................           4,000(4)       *
Michael Aaronson..................................................................          30,000(5)       *
All directors and executive officers as a group (9 persons).......................       2,539,000          55.1%

------------------------

(1) Excludes shares held by spouse and includes 98,000 shares beneficially owned by the Stanley and Doris Berenzweig Charitable Foundation, Inc. of which Mr. and Mrs. Berenzweig are trustees. Mr. and Mrs. Berenzweig each disclaim beneficial ownership of the shares held by the other and by the Foundation.

(2) Based solely upon information set forth in a Schedule 13G filed with the Securities and Exchange Commission, dated February 7, 1996.

(3) Includes 15,000 shares subject to presently exercisable stock options at $6.25 per share.

(4) Represents shares subject to presently exercisable stock options at $3.188 per share.

(5) Represents shares subject to presently exercisable stock options at $2.375 per share.

*   Less than 1 percent.

                             ELECTION OF DIRECTORS

    The Company's Certificate of Incorporation provides for the division of the Company's Board of Directors into three classes whose respective three-year terms of office expire in different years. Each year the directors in one class are elected to serve for a term of three years. The Company's Class I Directors have terms expiring at the 1998 Annual Meeting, and until their respective successors are fully elected and qualified. The officers of the Company are appointed by the Board of Directors to hold office until their successors are duly elected and qualified. Vacancies on the Board of Directors are filled by the remaining directors.

    Certain information regarding the two nominees for election as directors at this year's Annual Meeting is set forth below.

NAME                                               AGE                                POSITION
---------------------------------------------      ---      ------------------------------------------------------------
Stanley Berenzweig...........................          77   Chairman of the Board, Chief Executive Officer and Class I
                                                              Director
Michael Aaronson.............................          49   President, Chief Operating Officer and Class I Director

    STANLEY BERENZWEIG, who co-founded the Company in 1963, has been Chairman of the Board of the Company since August 1986, Chief Executive Officer and Director since April 1991 and Chief Operating Officer of the Company from September 1994 to April 1995.

    MICHAEL AARONSON, who joined the Company in November 1994, has been the President, Chief Operating Officer and a Director since April 1995. From November 1994 to April 1995, Mr. Aaronson was the Executive Vice President of the Company. Mr. Aaronson was formerly President and Chief Operating Officer of Fabrics, Crafts & Floral Bonanza, a fabrics and craft specialty store retail chain, from November 1993 to October 1994. Prior thereto, Mr. Aaronson was Senior Vice President and Chief Financial Officer of Home, Ltd., a home furnishings retail venture, from January 1990 to October 1993 and Vice President and Chief Financial Officer of Mothercare Stores, Inc., a retail specialty store chain, from October 1984 to January 1990.

                         DIRECTORS CONTINUING IN OFFICE
                          AND OTHER EXECUTIVE OFFICERS

    Certain information regarding Directors who are not standing for election at this year's Annual Meeting and executive officers who are not directors is set forth below:

NAME                                               AGE                                POSITION
---------------------------------------------      ---      ------------------------------------------------------------
Judith Lombardo..............................          49   Senior Vice President and Class II Director
Fred J. Damiano..............................          53   Class II Director
Steven B. Barnett............................          50   Senior Vice President, Treasurer, Chief Financial Officer
                                                              and Class III Director
Evan Berenzweig..............................          41   Senior Vice President and Class III Director
Alan C. Mintz................................          65   Class III Director
Doris Berenzweig.............................          71   Secretary
Leonard M. Settanni..........................          55   Vice President

    JUDITH LOMBARDO, who joined the Company in 1966, has been a Senior Vice President of the Company since August 1986 and a Director since April 1991. Ms. Lombardo was a Vice President from 1982 to 1986, and prior to 1982, she served the Company in various capacities in merchandising, advertising and store operations.

    FRED J. DAMIANO has been a Director of the Company since April 1991 and an Executive Vice President of Haband Company, Inc., a direct marketer of clothing, since 1981. Mr. Damiano has been President of Fashion Outlets, Inc., a retail clothing operation, since October 1990.

    STEVEN B. BARNETT, who joined the Company in 1984, has been a Senior Vice President, Treasurer and a Director of the Company since April 1991, and the Chief Financial Officer of the Company since August 1986. From August 1986 to April 1991, Mr. Barnett was a Vice President of the Company and from December 1984 to August 1986 he was the Controller.

    EVAN BERENZWEIG, who joined the Company in 1980, has been a Senior Vice President since November 1994 and a Director of the Company since April 1991. Mr. Berenzweig served as the Treasurer of the Company from August 1986 to April 1991 and Vice President from April 1991 to November 1994, and, prior to 1986, he served the Company in various capacities in merchandising, store operations and distribution.

    ALAN C. MINTZ, a Certified Public Accountant, has been a Director of the Company since April 1991 and has been a partner in the firm of Mintz Rosenfeld & Company, Certified Public Accountants, and its predecessors, since 1957. Mr. Mintz, through Mintz Rosenfeld & Company LLC, continues to render tax and consulting services to the Company.

    DORIS BERENZWEIG, who is a co-founder of the Company, has been the Secretary of the Company since its inception and was a Director from that time until April 1991.

    LEONARD M. SETTANNI, who joined the Company in January 1995 as Vice President of Management Information Systems, was formerly Vice President of Management Information Systems of Mothercare Stores, a maternity and children's specialty store retail chain, from July 1988 to April 1994.

    Stanley Berenzweig and Doris Berenzweig are husband and wife. Evan Berenzweig is their son.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based on material provided to the Company, all forms and reports with respect to directors and executive officers of the Company were timely filed with the Securities and Exchange Commission.

                              DIRECTORS' MEETINGS

    The Board of Directors met four times during fiscal year 1997. Each Director attended more than 75% of the combined number of meetings of both the Board of Directors and of any committees of the Board on which the Director served.

                      COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors has established compensation, audit and option committees. The Compensation Committee consists of Fred J. Damiano, Alan C. Mintz and Stanley Berenzweig, the Audit Committee consists of Fred J. Damiano and Alan C. Mintz and the Option Committee consists of Stanley Berenzweig and Fred J. Damiano. The foregoing committees met two, one and three times, respectively, in fiscal 1997.

    The Audit Committee reviews and examines detailed reports of the Company's independent public accountants; consults with the independent public accountants regarding internal accounting controls, audit results and financial reporting procedures; recommends the engagement and continuation of engagement of the Company's independent public accountants; and meets with, and reviews and considers recommendations of, the independent public accountants.

    The Compensation Committee reviews the performance of senior management and key employees whose compensation is the subject of review and approval by the Committee; periodically reviews and recommends to the Board of Directors compensation arrangements for senior management and key employees; and periodically reviews the main elements of and administers the Company's compensation and benefit programs, other than the 1991 Stock Option Plan.

    The Option Committee administers the 1991 Stock Option Plan and, to the extent provided by such Plan, determines the persons to whom options are granted, the exercise price, term and number of shares covered by each option and the type of option to be granted. In addition, the Option Committee exercises all discretionary power regarding the Plan's operation.

                             EXECUTIVE COMPENSATION

    The following table sets forth the total annual compensation paid or accrued by the Company for services in all capacities for the Chief Executive Officer and all executive officers of the Company who were serving as such at the end of fiscal 1997 (the year ended August 30, 1997) whose aggregate compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                               LONG-TERM
                                                                                                             COMPENSATION
                                                                                   ANNUAL COMPENSATION      ---------------
NAME AND                                                                        --------------------------   OPTION AWARDS
PRINCIPAL POSITION                                                     YEAR     SALARY ($)     BONUS ($)          (#)
-------------------------------------------------------------------  ---------  -----------  -------------  ---------------
Stanley Berenzweig,................................................       1997     163,094           -0-          -0-
Chief Executive Officer                                                   1996     164,567        -0-             -0-
                                                                          1995     175,000        -0-             -0-

Michael Aaronson(1)................................................       1997     150,276           -0-          50,000
President                                                                 1996     150,461        -0-             -0-
                                                                          1995     122,077        -0-           50,000

Steven Barnett,....................................................       1997     135,456           -0-          15,000
Senior Vice President and                                                 1996     136,356           -0-          -0-
  Chief Financial Officer                                                 1995     145,000           -0-          -0-

Judith Lombardo,...................................................       1997     135,081           -0-          15,000
Senior Vice President                                                     1996     136,356           -0-          -0-
                                                                          1995     145,000           -0-          -0-

Evan Berenzweig,...................................................       1997     105,488           -0-          15,000
Senior Vice President                                                     1996      94,039           -0-          -0-
                                                                          1995      96,019           -0-          -0-

Leonard Settanni(1)................................................       1997     102,981           -0-          -0-
Vice President                                                            1996     100,000           -0-          -0-
                                                                          1995      65,385           -0-        10,000

------------------------

(1) Mr. Aaronson and Mr. Settanni joined the Company during fiscal 1995.

                     OPTION GRANTS DURING 1997 FISCAL YEAR

    The following table provides information about stock options granted to the executive officers during fiscal 1997. The second table shows the value of unexercised options held by the executive officers.

                                       INDIVIDUAL GRANTS                                          POTENTIAL REALIZABLE
-----------------------------------------------------------------------------------------------     VALUE AT ASSUMED
                                         NUMBER OF      % OF TOTAL                               ANNUAL RATES OF STOCK
                                        SECURITIES        OPTIONS       EXERCISE                 PRICE APPRECIATION FOR
                                        UNDERLYING      GRANTED TO        PRICE                       OPTION TERM
                                          OPTIONS      EMPLOYEES IN        PER      EXPIRATION   ----------------------
NAME                                   GRANTED(#)(1)    FISCAL YEAR       SHARE        DATE        5%($)       10%($)
-------------------------------------  -------------  ---------------  -----------  -----------  ----------  ----------
Michael Aaronson.....................       50,000            43.5%     $    2.34      1/23/07   $  129,650  $  266,750
Steven Barnett.......................       15,000            13.0           2.34      1/23/07       38,895      80,025
Evan Berenzweig......................       15,000            13.0           2.34      1/23/07       38,895      80,025
Judith Lombardo......................       15,000            13.0           2.34      1/23/07       38,895      80,025

------------------------

(1) These options become exercisable in four annual installments commencing 40% on February 1, 1999 and an additional 20% on each February 1 thereafter.

                OPTION EXERCISES AND FISCAL YEAR-END VALUE TABLE

    The table set forth below shows the value of unexercised options held by the executive officers during fiscal 1997. No options were exercised during fiscal 1997.

                                                                                                 VALUE OF
                                                                    NUMBER OF                  UNEXERCISED
                                                                   UNEXERCISED                 IN-THE-MONEY
                                                                 OPTIONS 8/30/97          OPTIONS 8/30/97($)(1)
                                                            --------------------------  --------------------------
NAME                                                        EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------------------------------------------  -----------  -------------  -----------  -------------
Stanley Berenzweig........................................      -0-           -0-              N/A            N/A
Michael Aaronson..........................................      20,000        80,000     $  15,000    $    61,750
Steven Barnett............................................      15,000        15,000        -0-            11,775
Judith Lombardo...........................................      15,000        15,000        -0-            11,775
Evan Berenzweig...........................................      15,000        15,000        -0-            11,775
Leonard Settanni..........................................       4,000         6,000        -0-           -0-

------------------------

(1) The closing price of the Common Stock on August 29, 1997 was $3.125.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

    Messrs. Berenzweig, Damiano and Mintz were members of the Compensation Committee in fiscal 1997. Mr. Berenzweig is the Chief Executive Officer of the Company. Since 1964, the Company has leased its principal offices and its Hawthorne, New Jersey store from Momar Realty L.L.C. ("Momar"), the two members of which are Stanley Berenzweig and Doris Berenzweig. The offices and store are located in a strip shopping center owned by Momar. The initial term of the current ten-year lease commenced on March 1, 1991 and provides for payment of an aggregate of $233,575 of basic rent for each of the second five years of the lease together with a proportionate share of the costs of maintaining common areas, insurance, real estate taxes, and other operating costs associated with the strip shopping center. The Company has four options to renew this lease, each for additional terms of five years. The basic rent for each term will be increased by the greater of 15% of the basic rent paid for the previous five-year term or one-half of the percentage increase in the Consumer Price Index. During fiscal 1997, the Company paid Momar an aggregate of $307,695 of rent for these facilities. The Company believes that the terms of this lease are no less favorable to the Company than would be the terms obtained from an unaffiliated third party.

    In addition the Company, from time to time, receives tax, accounting and other financial consulting services from Mintz Rosenfeld & Company LLC, Certified Public Accountants ("Mintz Rosenfeld"). Mr. Mintz is a partner of Mintz Rosenfeld. During fiscal 1997, Mintz Rosenfeld received $65,757 for services rendered to the Company.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    Decisions on compensation of the Company's executive officers generally are made by the Compensation Committee of the Board. The Compensation Committee is not responsible for the administration or determination of grants to be made under the Company's 1991 Stock Option Plan. Decisions on awards under this Plan are made solely by the Option Committee. Pursuant to rules of the Securities and Exchange Commission designed to enhance disclosure of companies' policies toward executive compensation, there is set forth below a report submitted by Messrs. Berenzweig, Mintz and Damiano, in their capacities as the members of the Board's Compensation Committee, and Messrs. Berenzweig and Damiano, in their capacities as the members of the Board's Option Committee, addressing the Company's compensation policies for fiscal 1997 as they affected the Company's executive officers generally (including the executive officers set forth in the Summary Compensation Table above), and as they affected Mr. Berenzweig in his capacity as Chief Executive Officer of the Company.

BACKGROUND

    In June 1991, the Company consummated its initial public offering ("IPO"). In contemplation of the IPO, the Company's executive compensation levels, plans and policies that have been followed subsequent to the IPO were established. As part of this process, initial salaries were established and the 1991 Stock Option Plan was adopted. The annual salaries of the individuals listed in the Summary Compensation Table (other than Evan Berenzweig and Leonard Settanni) have not been increased since the IPO or their date of employment, if later. All of the named persons (other than Leonard Settanni) elected to temporarily reduce their base salaries by 10% effective January 28, 1996 as did one other officer of the Company. On January 27, 1997, all of the named persons who took the 10% reduction were restored half of the reduction to 95% of their base salaries in response to improved operations through that portion of the fiscal year. At that time the base salary of Evan Berenzweig was increased from $90,000 to $115,000 in connection with his performance of new responsibilities undertaken since February 1996 for store operations. In July 1997, Michael Aaronson's remaining 5% reduction was restored to 100% of his base salary. Further, Stanley Berenzweig, Michael Aaronson, Steven Barnett, Judith Lombardo and Evan Berenzweig were not paid any bonuses in fiscal 1994, fiscal 1995, fiscal 1996 and fiscal 1997 in light of the Company's financial performance.

COMPONENTS OF EXECUTIVE COMPENSATION

    The primary components of the compensation of the Company's executive officers for fiscal 1997 consisted of salary and stock option grants. Bonuses were also potentially available.

    The salaries of Messrs. Berenzweig, Aaronson, Settanni and Barnett and Ms. Lombardo were set by the Compensation Committee and approved by the Board of Directors.

    The stock options granted under the Plan were granted by the Option Committee. The size of the grants to executive officers were determined generally by the Option Committee in accordance with the policy described below.

COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS

    The Company's compensation policy toward executive officers is to base compensation on the perceived value of each executive officer considering such factors, which tend to be subjective, as the officer's ability to contribute to the Company's growth, efficiency and performance and the level of responsibility given to the officer.

RELATIONSHIP OF CORPORATE PERFORMANCE TO EXECUTIVE COMPENSATION

    Mr. Aaronson's salary and stock option grants were set by the Compensation Committee and the Option Committee and approved by the Board of Directors. Since Mr. Aaronson joined the Company in fiscal 1995, his compensation was based on his perceived ability to improve the Company's performance.

    Any portion of compensation represented by stock options is directly related to future corporate performance. Stock option grants tie that portion of executive compensation attributable to the stock options to stock performance, since the options will only have value if and to the extent the market price of the Company's stock increases over the exercise price of the options. The Company's policy with respect to stock options is to use stock option grants to retain executives and motivate them to improve the Company's overall performance with the expectation that the value of the Company's Common Stock will thereafter increase. In determining the size of grants, the Option Committee considers various factors, including the relative position of the grantee and the grantee's perceived ability to influence the Company's performance, which tend to be subjective determinations.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Mr. Berenzweig's initial salary and bonus were specified in his employment agreement which was entered into in connection with the IPO and has since expired. This initial compensation package was designed to be competitive with compensation packages offered to other chief executive officers of leading specialty retailers and recognized the compensation arrangement that had been in place prior to the IPO. Mr. Berenzweig's salary has remained the same since the expiration of his employment agreement until January 28, 1996, since then was voluntarily and temporarily reduced by Mr. Berenzweig by 10% through January 27, 1997 and by 5% since that time. Further, as noted above, no bonus has been received by Mr. Berenzweig since fiscal 1993.

          STANLEY BERENZWEIG          FRED DAMIANO          ALAN MINTZ

                     Members of the Compensation Committee

                 STANLEY BERENZWEIG                 FRED DAMIANO

                        Members of the Option Committee

COMMON STOCK PERFORMANCE GRAPH

    The following line graph compares the cumulative total annual stockholder return on the Company's Common Stock during the past five fiscal years, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total monthly return of the S&P 500 Index and the S&P Retail Specialty Index. The graph is based on the assumption that $100 was invested on August 31, 1992 in the Company's Common Stock, the S&P 500 Index and the S&P Retail Specialty Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     INDEXED RETURNS
YEARS ENDING
                                BASE
Company/Index                   8/92       8/93       8/94       8/95       8/96       8/97
RAG SHOPS INC.                   100      66.67      29.49      30.77      23.08      32.05
S&P 500 COMPOSITE                100     115.21     121.52     147.58     175.22     246.44
S&P RETAIL-SPECIALTY             100      94.25      92.44      68.04      83.37      89.86

                                 DIRECTOR FEES

    Directors who are employees of the Company receive no additional compensation for services as a director. Directors not so employed receive an annual retainer of $5,000 and fees of $1,250 for each Board meeting attended, with no additional compensation for committee meetings attended.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP has served as the Company's independent public accountants since 1990. The Board of Directors has selected Deloitte & Touche LLP to serve as the independent public accountants of the Company for the fiscal year ending August 29, 1998. This selection will be submitted for ratification at the Annual Meeting. Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                 ANNUAL REPORT

    The Annual Report to Stockholders (including financial statements) for the fiscal year ended August 30, 1997 is mailed herewith to all stockholders. COPIES OF THE COMPANY'S FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED, WITHOUT CHARGE, BY WRITTEN REQUEST TO STEVEN B. BARNETT, CHIEF FINANCIAL OFFICER.

                                 OTHER MATTERS

    Management is not aware of any matters to come before the meeting which will require the vote of stockholders other than those matters indicated in the Notice of Meeting and this Proxy Statement. However, if any other matter calling for stockholder action should properly come before the meeting or any adjournments thereof, those persons named as proxies in the enclosed proxy form will vote thereon according to their best judgment.

                    ADVANCE NOTICE FOR DIRECTOR NOMINATIONS

    The Company's Certificate of Incorporation provides that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or to propose business for consideration at such meeting, notice must be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the annual meeting. Based on the scheduled meeting date for this year's annual meeting, in order for a stockholder to propose director nominations at the 1999 Annual Meeting, the stockholder must deliver notice to the Secretary between October 24 and November 23, 1998. Any stockholder desiring a copy of the Company's Certificate of Incorporation will be furnished one without charge upon written request to the Secretary.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

    Stockholder proposals (other than those regarding director nominations as described above) for the 1999 Annual Meeting must be received in writing by the Company on or before September 24, 1998 in order to be considered for inclusion in the Company's proxy material for such meeting.

                                          By Order of the Board of Directors

                                          Doris Berenzweig, Secretary

Hawthorne, New Jersey

December 19, 1997

                                RAG SHOPS, INC.
                                111 WAGARAW ROAD
                          HAWTHORNE, NEW JERSEY 07506
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints STANLEY BERENZWEIG and STEVEN BARNETT as Proxies, each with power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of the Common Stock of Rag Shops, Inc. held of record by the undersigned on December 15, 1997 at the Annual Meeting of Rag Shops, Inc. Stockholders to be held on January 22, 1998 or any adjournment thereof.

(1)        Election of two Class I Directors.
           Nominees: STANLEY BERENZWEIG and MICHAEL AARONSON (Mark only one of the following lines.)
           / /        VOTE FOR all nominees listed above, except vote withheld as to the following nominees (if any):
                      -----------------------------------------------------------------------------------------------------------

           / /        VOTE WITHHELD from all nominees

(2)        Selection of auditors.
           To ratify the appointment of Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ending August 29, 1998.
           / /        FOR                          / /        AGAINST                      / /        ABSTAIN
(3)        In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                     (CONTINUED ON REVERSE SIDE)

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.
                                                                        Please sign exactly as name appears below. When shares
                                                                        are held by joint tenants, both should sign. When signing
                                                                        as attorney, executor, administrator, trustee or
                                                                        guardian, please give full title as such. If a
                                                                        corporation, please sign in full corporate name by
                                                                        president or other authorized officer. If a partnership
                                                                        or limited liability company, please sign in partnership
                                                                        or limited liability company name by authorized person.

                                                                        Dated: , 199
                                                                        ------------------------------------
                                                            Signature
                                                                        ------------------------------------
                                                    Signature if held jointly